EXHIBIT T3C


                                FORM OF INDENTURE





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                              NEXTWAVE WIRELESS LLC


                                  $149,000,000


                           NON-RECOURSE SECURED NOTES


                         ______________________________



                                    INDENTURE


                          Dated as of [March] ___, 2005


                         ______________________________


                           [________________________],
                                   as Trustee




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
                                TABLE OF CONTENTS


                                                                                                                PAGE


ARTICLE 1.        DEFINITIONS AND INCORPORATION BY REFERENCE.....................................................1

         Section 1.01.     Definitions...........................................................................1

         Section 1.02.     Other Definitions.....................................................................5

         Section 1.03.     Incorporation by Reference of Trust Indenture Act.....................................5

         Section 1.04.     Rules of Construction.................................................................6

ARTICLE 2.        THE NOTES......................................................................................6

         Section 2.01.     Form and Dating.......................................................................6

         Section 2.02.     Execution and Authentication..........................................................7

         Section 2.03.     Registrar and Paying Agent............................................................8

         Section 2.04.     Paying Agent to Hold Money in Trust...................................................8

         Section 2.05.     Transfer and Exchange.................................................................8

         Section 2.06.     Legend...............................................................................10

         Section 2.07.     Replacement Notes....................................................................11

         Section 2.08.     Outstanding Notes....................................................................11

         Section 2.09.     Treasury Notes.......................................................................11

         Section 2.10.     Temporary Notes......................................................................12

         Section 2.11.     Cancellation.........................................................................12

         Section 2.12.     Record Date..........................................................................12

ARTICLE 3.        COVENANTS.....................................................................................12

         Section 3.01.     Payment of Notes.....................................................................12

         Section 3.02.     Delivery of Released Escrow Amount...................................................12

         Section 3.03.     Mandatory Redemption.................................................................13

         Section 3.04.     Delivery and Payment of Tax Distribution Amounts.....................................13

         Section 3.05.     Maintenance of Office or Agency......................................................13

         Section 3.06.     Compliance Certificate; Reports......................................................13

         Section 3.07.     Stay, Extension and Usury Laws.......................................................14

         Section 3.08.     Corporate Existence..................................................................14

ARTICLE 4.        DEFAULTS AND REMEDIES.........................................................................14

         Section 4.01.     Events of Default....................................................................14

         Section 4.02.     Remedies.............................................................................14

         Section 4.03.     Waiver of Defaults...................................................................15

         Section 4.04.     Control by Majority..................................................................15

         Section 4.05.     Limitation on Suits..................................................................15

         Section 4.06.     Rights of Holders to Receive Payment.................................................15


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                               TABLE OF CONTENTS
                                   (CONINUED)

                                                                                                               PAGE

         Section 4.07.     Collection Suit by Trustee...........................................................16

         Section 4.08.     Trustee May File Proofs of Claim.....................................................16

         Section 4.09.     Priorities...........................................................................16

         Section 4.10.     Undertaking for Costs................................................................17

ARTICLE 5.        TRUSTEE.......................................................................................17

         Section 5.01.     Certain Duties and Responsibilities..................................................17

         Section 5.02.     Certain Rights of Trustee............................................................17

         Section 5.03.     Not Responsible for Recitals or Issuance of Notes....................................18

         Section 5.04.     May Hold Notes.......................................................................18

         Section 5.05.     Money Held in Trust..................................................................18

         Section 5.06.     Compensation and Indemnity...........................................................18

         Section 5.07.     Disqualification; Conflicting Interests..............................................19

         Section 5.08.     Corporate Trustee Required; Eligibility..............................................19

         Section 5.09.     Resignation and Removal; Appointment of Successor....................................19

         Section 5.10.     Acceptance of Appointment by Successor...............................................20

         Section 5.11.     Merger, Conversion, Consolidation or Succession to Business..........................20

         Section 5.12.     Preferential Collection of Claims Against Company....................................21

         Section 5.13.     Appointment of Co-Trustee............................................................21

         Section 5.14.     Notice of Defaults...................................................................21

ARTICLE 6.        HOLDERS' LISTS AND REPORTS BY TRUSTEE.........................................................22

         Section 6.01.     Company to Furnish Trustee Names and Addresses of Holders............................22

         Section 6.02.     Preservation of Information; Communications to Holders...............................22

         Section 6.03.     Reports by Trustee...................................................................22

ARTICLE 7.        CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE..........................................23

         Section 7.01.     Consolidation, Etc., Only on Certain Terms...........................................23

         Section 7.02.     Successor Substituted................................................................23

ARTICLE 8.        AMENDMENT, SUPPLEMENT AND WAIVER..............................................................23

         Section 8.01.     Without Consent of Holders of Notes..................................................23

         Section 8.02.     With Consent of Holders of Notes.....................................................24

         Section 8.03.     Compliance with Trust Indenture Act..................................................25

         Section 8.04.     Revocation and Effect of Consents....................................................25

         Section 8.05.     Notation on or Exchange of Notes.....................................................25

         Section 8.06.     Trustee to Sign Amendments, etc......................................................25


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                               TABLE OF CONTENTS
                                   (CONINUED)

                                                                                                               PAGE


ARTICLE 9.        [COLLATERAL AND SECURITY......................................................................25

         Section 9.01.     Pledge and Assignment Agreement......................................................25

         Section 9.02.     Recording and Opinions...............................................................26

         Section 9.03.     Authorization of Actions to Be Taken by the Trustee Under the Security
                           Agreement............................................................................26

         Section 9.04.     Authorization of Receipt of Funds by the Trustee Under the Pledge and
                           Assignment Agreement.................................................................27

         Section 9.05.     Termination of Security Interest.....................................................27

ARTICLE 10.       SATISFACTION AND DISCHARGE....................................................................27

         Section 10.01.    Satisfaction and Discharge...........................................................27

         Section 10.02.    Deposited Cash and U.S. Government Securities to be Held in Trust; Other
                           Miscellaneous Provisions.............................................................27

ARTICLE 11.       NON-RECOURSE OBLIGATION.......................................................................28

         Section 11.01.    Non-Recourse.........................................................................28

         Section 11.02.    Acknowledgement of VerizonWireless and VZW Corp. Security Interest...................28

         Section 11.03.    No Rights in Verizon Escrow Account..................................................28

ARTICLE 12.       MISCELLANEOUS.................................................................................28

         Section 12.01.    Trust Indenture Act Controls.........................................................28

         Section 12.02.    Notices..............................................................................29

         Section 12.03.    Communication by Holders of Notes with Other Holders of Notes........................29

         Section 12.04.    Certificate and Opinion as to Conditions Precedent...................................30

         Section 12.05.    Statements Required in Certificate or Opinion........................................30

         Section 12.06.    Rules by Trustee and Agents..........................................................30

         Section 12.07.    Tax Treatment........................................................................30

         Section 12.08.    Governing Law........................................................................31

         Section 12.09.    No Adverse Interpretation of Other Agreements........................................31

         Section 12.10.    Successors...........................................................................31

         Section 12.11.    Severability.........................................................................31

         Section 12.12.    Counterpart Originals................................................................31

         Section 12.13.    Table of Contents, Headings, etc.....................................................31

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                                      iii

           This INDENTURE dated as of [March] ___, 2005, is by and between NEXTWAVE WIRELESS LLC, a Delaware limited liability company (the "Company"), and [_______________], as trustee (the "Trustee").

                                    RECITALS

           WHEREAS, the Company was formed on December 29, 2004 to facilitate the implementation of the Second Modified Third Joint Plan of Reorganization of NextWave Personal Communications Inc., NextWave Power Partners Inc., NextWave Partners Inc., NextWave Wireless Inc. and NextWave Telecom Inc (the "Plan") upon confirmation thereof;

           WHEREAS, the Plan was confirmed by the Bankruptcy Court (as defined herein) on [March] __, 2005 and became effective on [____________], 2005;

           WHEREAS, pursuant to the Plan, the Company is required to issue non-recourse notes (the "Notes") to holders of certain equity interests as more fully described in the Plan;

           WHEREAS, the Notes shall entitle a Holder (as defined herein) to receive payment of a principal amount as set forth in the Plan, which amount represents the Company's maximum entitlement with respect to the Verizon Escrow Amount (as defined herein) net of any amounts required to be remitted to the Federal Communications Commission, and the sole collateral for the Notes is an account established to hold any such amounts actually received;

           WHEREAS, for Federal income tax purposes, it is intended that the Holders shall be treated as holding a direct beneficial interest in, and as the tax owners of, any entitlements, which, but for the Holders' rights, the Company would have with respect to the Verizon Escrow Amount, which entitlements shall remain subject to a first-priority security interest held by VerizonWireless (as defined herein) and VZW Corp. (as defined herein) in the Verizon Escrow Account (as defined herein); and

           WHEREAS, the Company has duly authorized the issuance of the Notes, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture and certain security and other documents related thereto.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

           The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Notes issued under this Indenture:

                                   ARTICLE 1.

                   DEFINITIONS AND INCORPORATION BY REFERENCE
                   ------------------------------------------

Section 1.01.     DEFINITIONS.
                  -----------

           For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

           "Acquisition Agreement" means the Acquisition Agreement, dated as of November 4, 2004, among NextWave Telecom Inc., VZW Corp. and VerizonWireless, as approved by the Bankruptcy Court, as such agreement may be amended from time to time.

           "Acquisition Closing" means the closing of the transactions contemplated by the Acquisition Agreement.

           "Acquisition Closing Date" means the date on which the Acquisition Closing occurs.

           "Agent" means any Registrar, co-registrar, Paying Agent or additional paying agent.

           "Applicable Procedures" means, with respect to any transfer, redemption or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary that apply to such transfer, redemption or exchange.

           "Bankruptcy Court" means the United States Bankruptcy Court for the Southern District of New York (White Plains).

           "Board of Directors" means (1) in respect of a corporation, the board of directors of the corporation, or any duly authorized committee thereof; and
(2) in respect of any other Person, the board or committee of that Person serving an equivalent function.

           "Board Resolution" of a Person means a copy of a resolution certified by the secretary or an assistant secretary (or individual performing comparable duties) of the applicable Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

           "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are required or authorized by law or other governmental action to close.

           "Code" means the U.S. Internal Revenue Code of 1986, as amended.

           "Collateral" means any and all ["Collateral"] as defined in the Pledge and Assignment Agreement.

           "Commission" means the United States Securities and Exchange Commission.

           "Company" means NextWave Wireless LLC, a Delaware limited liability company, and any successor or assign thereto.

           "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any Officer and delivered to the Trustee.

           "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section [ ] hereof, or such other address as to which the Trustee may give notice to the Company.

           "Custodian" means any Person authorized by the Company to serve as custodian with respect to the Notes in global form, or any successor entity thereto.

           "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

           "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.05 or 2.10 hereof, in substantially the form of Exhibit A hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

           "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, any Person authorized by the Company to serve as the Depositary with respect to the Notes, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

           "dollars" or "$" refers to lawful money of the United States of America.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           "GAAP" means generally accepted accounting principles in the United States of America, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession as may from time to time be in effect.

           "Global Note Legend" means the legend set forth in Section 2.06, which is required to be placed on all Global Notes issued under this Indenture.

           "Global Note" means a Note substantially in the form of the Note attached hereto as Exhibit A.

           "Holder" means a Person in whose name a Note is registered in the Security Register.

           "Indenture" means this instrument, as originally executed or as it may from time to time be supplemented or amended in accordance with Article 8 hereof.

           "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

           "Issue Date" means [DATE], 2005.

           "Maturity Date" means the date which is the [___] Business Day following (and not including) the Verizon Escrow Termination Date.

           "Notes" has the meaning set forth in the recitals to this Indenture.

           "Notes Escrow Account" means an account to be established on the Acquisition Closing Date by the Trustee to hold, for the benefit of the Holders, any Released Escrow Amount.

           "Notes Escrow Documents" means any agreement, document or instrument, including this Indenture, the Notes and the Pledge and Assignment Agreement, as may be required to facilitate (i) the issuance of the Notes and (ii) the establishment of the Notes Escrow Account and the granting of a first-priority security interest therein to the Holders.

           "Obligations" means all obligations for principal, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under this Indenture, the Notes or the Notes Escrow Documents.

           "Officer" means the Chief Executive Officer, the President, the Chief Financial Officer, any Executive Vice President or any Vice President of the Company.

           "Officers' Certificate" means a certificate, in form and substance reasonably satisfactory to the Trustee, signed by two Officers of the Company, at least one of whom shall be the principal executive officer or principal financial officer of the Company, and delivered to the Trustee.

           "Opinion of Counsel" means a written opinion of counsel, who may (unless otherwise required by the TIA) be counsel for the Company and who may rely as to factual matters on an Officers' Certificate, and who shall be reasonably acceptable to the Trustee.

           "Participant" means, with respect to the Depositary, a Person who has an account with the Depositary.

           "Person" means any individual, corporation, company (including any limited liability company), association, partnership, joint venture, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

           ["Pledge and Assignment Agreement" means the Pledge and Assignment Agreement, substantially in the form of Exhibit [__], by and between the Company and the Trustee, for the benefit of the Secured Parties.]

           "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and any Note authenticated and delivered under Section 2.08 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

           "Released Escrow Amount" means an amount equal to any and all funds to be released from time to time from the Verizon Escrow Account to the Notes Escrow Account other than (i) funds released pursuant to Section 3 of the Verizon Escrow Agreement but payable to the Federal Communications Commission (or any successor entity thereto) or (ii) any Tax Distribution Amount.

           "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Department of the Trustee (or any successor group of the Trustee) with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

           "Securities Act" means the Securities Act of 1933, as amended.

           ["Secured Parties" means the "Secured Parties" as defined in the Pledge and Assignment Agreement.]

           "Subsidiary," with respect to any Person, means (i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, through one or more intermediaries, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, through one or more intermediaries, owned by such Person.

           "Tax Distribution Amount" means any funds released from the Verizon Escrow Account to the Company pursuant to Section 20(b) of the Verizon Escrow Agreement.

           "TIA" means the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder.

           "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

           "U.S. Government Securities" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

           "Verizon Escrow Account" means the separate escrow account to be maintained by the Verizon Escrow Agent under the Verizon Escrow Agreement to hold the Verizon Escrow Amount, which account shall be subject to a first-priority perfected security interest held by VerizonWireless and VZW Corp.

           "Verizon Escrow Agent" means [________], as escrow agent under the Verizon Escrow Agreement.

           "Verizon Escrow Agreement" means that certain Escrow Agreement required under the Acquisition Agreement to be entered into on the Acquisition Closing Date. "Verizon Escrow Amount" means the funds in the escrow established under the Verizon Escrow Agreement.

           "Verizon Escrow Termination Date" means the date on which the Verizon Escrow Agreement is terminated in accordance with its terms.

           "VerizonWireless" means Cellco Partnership d/b/a VerizonWireless.

           "Voting Stock" of any Person as of any date means the voting securities of that Person that is at the time entitled to vote in the election of that Person's Board of Directors.

Section 1.02.     OTHER DEFINITIONS.
                  -----------------

                                                                      Defined in
                  Term                                                Section
                  "Authentication Order"................................2.02
                  "Event of Default"....................................4.01
                  "DTC".................................................2.03
                  "Notice of Default"...................................4.01
                  "Paying Agent"........................................2.03
                  "Registrar"...........................................2.03
                  "Security Register"...................................2.03
                  "Surviving Entity"....................................6.01

Section 1.03.     INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.
                  -------------------------------------------------

           (a) Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

           (b) The following TIA terms used in this Indenture have the following meanings:

           "indenture securities" means the Notes;

           "indenture security holder" means a Holder of a Note;

           "indenture to be qualified" means this Indenture;

           "indenture trustee" or "institutional trustee" means the Trustee; and

           "obligor" on the Notes means the Company and any successor obligor upon the Notes.

           (c) All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA and not otherwise defined herein have the meanings so assigned to them either in the TIA, by another statute or Commission rule, as applicable.

Section 1.04.     RULES OF CONSTRUCTION.
                  ---------------------

           (a) Unless the context otherwise requires:

                      (i) a term has the meaning assigned to it;

                      (ii) an accounting term not otherwise defined herein has the meaning assigned to it in accordance with GAAP;

                      (iii) "or" is not exclusive;

                      (iv) words in the singular include the plural, and in the plural include the singular;

                      (v) all references in this instrument to "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and subdivisions of this Indenture;

                      (vi) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                      (vii) "including" means "including without limitation;"

                      (viii) provisions apply to successive events and transactions; and

                      (ix) references to sections of or rules under the Securities Act, the Exchange Act or the TIA shall be deemed to include substitute, replacement or successor sections or rules adopted by the Commission from time to time thereunder.

                                    ARTICLE 2.

                                    THE NOTES
                                    ---------

Section 2.01.     FORM AND DATING.
                  ---------------

           (a) GENERAL. The Notes and the Trustee's certificate of authentication shall be substantially in the form included in Exhibit [__] hereto, which is hereby incorporated in and expressly made part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage, which the Company shall provide to the Trustee in writing, in addition to those set forth on Exhibit [__] and in
Section 2.06, respectively. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $[1,000] and integral multiples thereof. The terms and provisions contained in the Notes shall constitute a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. To the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

           (b) FORM OF NOTES. Notes issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend and the "Schedule of Exchanges of Interests in Global Notes" attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without including the Global Note Legend and the "Schedule of Exchanges of Interests in Global Notes" attached thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein, and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with written instructions given by the Holder thereof as required by Section
2.05 hereof in such form as is reasonably satisfactory to the Trustee.

           (c) BOOK-ENTRY PROVISIONS. This Section 2.01(c) shall apply only to Global Notes deposited with the Trustee, as custodian for the Depositary. Participants and Indirect Participants shall have no rights under this Indenture or any Global Note with respect to any Global Note held on their behalf by the Depositary or by the Trustee as custodian for the Depositary, and the Depositary shall be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants or Indirect Participants, the Applicable Procedures or the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

           (d) CERTIFICATED SECURITIES. The Company shall exchange Global Notes for Definitive Notes if (i) at any time the Depositary notifies the Company that it is unwilling or unable to continue to act as Depositary for the Global Notes or if at any time the Depositary shall no longer be eligible to act as such because it ceases to be a clearing agency registered under the Exchange Act, and, in either case, the Company shall not have appointed a successor Depositary within 120 days after the Company receives such notice or becomes aware of such ineligibility [or (ii) upon written request of a Holder with respect to the principal amount of Notes held by such Holder].

           Upon the occurrence of any of the events set forth in the preceding paragraph, the Company shall execute, and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate and deliver, Definitive Notes, in authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Notes.

           Upon the exchange of a Global Note for Definitive Notes, such Global Note shall be cancelled by the Trustee or an agent of the Company or the Trustee. Definitive Notes issued in exchange for a Global Note pursuant to this
Section 2.01 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its Participants or its Applicable Procedures, shall instruct the Trustee or an agent of the Company or the Trustee in writing. The Trustee or such agent shall deliver such Definitive Notes to or as directed by the Persons in whose names such Definitive Notes are so registered or to the Depositary.

Section 2.02.     EXECUTION AND AUTHENTICATION.
                  ----------------------------

           (a) One Officer shall execute the Notes on behalf of the Company by manual or facsimile signature.

           (b) If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated by the Trustee, the Note shall nevertheless be valid.


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
           (c) A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

           (d) The Trustee shall, upon a written order of the Company signed by an Officer (an "Authentication Order"), authenticate Notes for issuance.

           (e) The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. Unless otherwise provided in such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent shall have the same rights as the Trustee to deal with Holders, the Company or an affiliate of the Company.

Section 2.03.     REGISTRAR AND PAYING AGENT.
                  --------------------------

           (a) The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register (the "Security Register") of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. Neither the Company nor any of its Subsidiaries shall act as Paying Agent or Registrar.

           (b) The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

           (c) The Company initially appoints the Trustee to act as Registrar and Paying Agent and to act as Custodian with respect to the Global Notes, and the Trustee hereby agrees to so initially act.

Section 2.04.     PAYING AGENT TO HOLD MONEY IN TRUST.
                  -----------------------------------

           The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal on the Notes, and shall notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all funds held by it relating to the Notes to the Trustee. The Company at any time may require a Paying Agent to pay all funds held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent shall have no further liability for such paid funds.

Section 2.05.     TRANSFER AND EXCHANGE.
                  ---------------------

           (a) TRANSFER AND EXCHANGE OF DEFINITIVE NOTES. When Definitive Notes are presented by a Holder to the Registrar with a request (1) to register the transfer of the Definitive Notes or (2) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided that any Definitive Notes presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by the Holder thereof or by his attorney duly authorized in writing.

           (b) TRANSFER OF A DEFINITIVE NOTE FOR A BENEFICIAL INTEREST IN THE GLOBAL NOTE. A Definitive Note may be exchanged for a beneficial interest in the Global Note only upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with written instructions directing the Trustee to make an endorsement on the Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note.

           (c) TRANSFER OF A BENEFICIAL INTEREST IN A GLOBAL NOTE FOR A DEFINITIVE NOTE. A beneficial interest in the Global Note may be exchanged for a Definitive Note only under the circumstances described in Section 2.05(g) and upon receipt by the Trustee of written transfer instructions (or such other form of instructions as is customary for the Depositary) from the Depositary (or its nominee) on behalf of any Person having a beneficial interest in a Global Note that such Note is being transferred, in which case the Trustee shall, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, cause the aggregate principal amount of the Global Note to be reduced accordingly and, following such reduction, the Company shall execute and the Trustee shall authenticate and make available for delivery to the transferee a Definitive Note in the appropriate principal amount.

           (d) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN THE GLOBAL NOTE. The transfer and exchange of beneficial interests in the Global Note shall be effected through the Depositary in accordance with this Indenture and the procedures of the Depositary therefor, which shall include restrictions on transfer, if any, comparable to those set forth herein to the extent required by the Securities Act.

           When a Global Note is presented to the Registrar with a request (1) to register the transfer of the Global Note or (2) to exchange such Global Notes for an equal principal amount of Notes of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met; provided, however, that any Note presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar and the Trustee duly executed by the Holder thereof or by his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Company shall issue and the Trustee shall authenticate Notes at the Registrar's request, subject to such rules as the Trustee may reasonably require.

           (e) CANCELLATION AND/OR ADJUSTMENT OF THE GLOBAL NOTE. At such time as all beneficial interests in the Global Note have either been exchanged for Definitive Notes, redeemed, repurchased or canceled, the Global Note shall be returned to or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in the Global Note is exchanged for Definitive Notes, redeemed, repurchased or canceled, the aggregate principal amount of Notes represented by such Global Note shall be reduced accordingly, and an endorsement shall be made on such Global Note by the Trustee to reflect such reduction.

           (f) GENERAL PROVISIONS RELATING TO TRANSFERS AND EXCHANGES. To permit registrations of transfers and exchanges effected in accordance with this Indenture, the Company shall execute and the Trustee shall authenticate the Global Note and any Definitive Notes at the Registrar's request. The Global Note and any Definitive Notes issued upon any registration of transfer or exchange of beneficial interests in the Global Note or the Definitive Notes shall be legal, valid and binding obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Notes or Global Notes surrendered upon such registration of transfer or exchange.

           No service fee shall be charged to any Holder of a Note for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.07 or 2.10 hereof, which shall be paid by the Company).

           Prior to due presentment to the Trustee for registration of the transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

           The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02 hereof.

           All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.05 to effect a registration of transfer or exchange may be submitted by facsimile.

           The Trustee is hereby authorized to enter into a letter of representation with the Depositary in the form provided by the Company and to act in accordance with such letter.

           (g) GENERAL PROVISIONS RELATING TO GLOBAL NOTES. Notwithstanding any other provision in this Indenture, no Global Note may be transferred to, or registered or exchanged for Notes registered in the name of, any Person other than the Depositary for such Global Note or any nominee thereof, and no such transfer may be registered, unless (i) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or
(B) ceases to be a clearing agency registered under the Exchange Act or (ii) the Company delivers to the Trustee an Officers' Certificate stating that such Global Note shall be so transferable, registrable, and exchangeable, and such transfers shall be registrable. Notwithstanding any other provision in this Indenture, a Global Note to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Notes registered only in the name or names of, such Person or Persons as the Depositary for such Global Note shall have directed, and no transfer thereof other than such a transfer may be registered. Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note to which the restriction set forth in the first sentence of this paragraph shall apply, whether pursuant to this Section 2.05 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Note.

Section 2.06.     LEGEND.
                  ------

           All Global Notes issued under this Indenture shall bear a legend substantially in the form below:

           "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION
           2.05 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.05 OF THE INDENTURE,
           (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

           UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST

           COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

Section 2.07.     REPLACEMENT NOTES.
                  -----------------

           If any mutilated Note is surrendered to the Trustee or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate a replacement Note. If required by the Trustee or the Company, the Holder of such Note shall provide indemnity that is sufficient, in the judgment of the Trustee or the Company, to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer in connection with such replacement. If required by the Company, such Holder shall reimburse the Company for its reasonable expenses in connection with such replacement.

           Every replacement Note issued in accordance with this Section 2.07 shall be the valid obligation of the Company, evidencing the same debt as the destroyed, lost or stolen Note, and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

Section 2.08.     OUTSTANDING NOTES.
                  -----------------

           (a) The Notes outstanding at any time shall be the entire principal amount of Notes represented by all of the Global Notes and Definitive Notes authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, those subject to reductions in beneficial interests effected by the Trustee in accordance with Section 2.05 hereof, and those described in this Section 2.08 as not outstanding. Except as set forth in
Section 2.09 hereof, a Note shall not cease to be outstanding because the Company or an affiliate of the Company holds the Note.

           (b) If a Note is replaced pursuant to Section 2.07 hereof, it shall cease to be outstanding unless the Trustee receives proof satisfactory to it that the replaced note is held by a bona fide purchaser.

           (c) If the principal amount of any Note is considered paid under
Section 3.01 hereof, it shall cease to be outstanding.

           (d) If the Paying Agent holds on the Maturity Date funds sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding.

Section 2.09.     TREASURY NOTES.
                  --------------

           In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, or by any affiliate of the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that the Trustee knows are so owned shall be so disregarded.

Section 2.10.     TEMPORARY NOTES.
                  ---------------

           Until certificates representing Notes are ready for delivery, the Company may prepare and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of Definitive Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Global Notes or Definitive Notes in exchange for temporary Notes, as applicable. After preparation of Definitive Notes, the temporary Note will be exchangeable for Definitive Notes upon surrender of the temporary Notes.

           Holders of temporary Notes shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

Section 2.11.     CANCELLATION.
                  ------------

           The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. Upon sole direction of the Company, the Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy cancelled Notes (subject to the record retention requirements of the Exchange Act or other applicable laws) unless by written order, signed by an Officer of the Company, the Company directs them to be returned to it. Certification of the destruction of all cancelled Notes shall be delivered to the Company from time to time upon request. The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

Section 2.12.     RECORD DATE.
                  -----------

           The record date for purposes of determining the identity of Holders of Notes entitled to vote or consent to any action by vote or consent or permitted under this Indenture shall be determined as provided for in TIA
Section 316(c).

                                    ARTICLE 3.

                                    COVENANTS
                                    ---------

Section 3.01.     PAYMENT OF NOTES.
                  ----------------

           No interest will be payable on the Notes. The principal amount of the Notes remaining after giving effect to any mandatory redemptions pursuant to
Section 3.03 hereof will be payable on the Maturity Date, subject to Article 11 hereof.

Section 3.02.     DELIVERY OF RELEASED ESCROW AMOUNT
                  ----------------------------------

           The Company shall, no later than the Acquisition Closing Date, pursuant to an irrevocable written instruction, direct the Verizon Escrow Agent to deposit, from time to time, any and all of the Released Escrow Amount into the Notes Escrow Account. The Company covenants that in the event it should receive, at any time, any of the Released Escrow Amount, it will hold such amounts in trust for the Holders and promptly deliver any and all such amounts in their entirety to the Trustee for deposit in the Notes Escrow Account.

Section 3.03.     MANDATORY REDEMPTION
                  --------------------

           (a) Within [__] Business Days after the deposit of any Released Escrow Amount into the Notes Escrow Account, the Company will redeem Notes in a principal amount equal to 100% of such Released Escrow Amount.

           (b) If less than all of the Notes are to be redeemed at any time, selection of Notes for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed, or, if the Notes are not so listed, on a pro rata basis or in accordance with the Applicable Procedures; provided that no Notes of $[1,000] principal amount or less shall be redeemed in part.

           [ADDITIONAL MECHANICS RELATING TO NOTES SUBJECT TO MANDATORY PREPAYMENT TO BE PROVIDED BY AMENDMENT]

Section 3.04.     DELIVERY AND PAYMENT OF TAX DISTRIBUTION AMOUNTS
                  ------------------------------------------------

           The Company shall, pursuant to an irrevocable written instruction, direct the Verizon Escrow Agent to deposit any and all Tax Distribution Amounts payable from the Verizon Escrow Account into the Notes Escrow Account. [Within [__] Business Days after the deposit of any Tax Distribution Amount into the Notes Escrow Account, the Trustee will distribute such Tax Distribution Amount to the Holders on a pro rata basis based on the principal amount of Notes held by such Holders. Payments of Tax Distribution Amounts shall not reduce, or be deemed a prepayment of, the principal amount of the Notes.]

Section 3.05.     MAINTENANCE OF OFFICE OR AGENCY.
                  -------------------------------

           The Company will maintain an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands. The Trustee may resign any agency capacity under this Indenture upon 30 days' written notice to the Company.

           The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or remission and of any change in the location of any such other office or agency.

Section 3.06.     COMPLIANCE CERTIFICATE; REPORTS.
                  -------------------------------

           (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company and its Subsidiaries have kept, observed, performed and fulfilled their obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company and its Subsidiaries have kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture.

           (b) The Company shall otherwise comply with TIA Section 314(a).

Section 3.07.     STAY, EXTENSION AND USURY LAWS.
                  ------------------------------

           The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

Section 3.08.     CORPORATE EXISTENCE.
                  -------------------

           Subject to Article 7 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its legal existence, and the corporate, partnership or other existence of each Subsidiary, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any Subsidiary, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes, or that such preservation is not necessary in connection with any transaction not prohibited by this Indenture; provided, further, that nothing contained in this Indenture shall limit or preclude in any way the conversion of the Company from a limited liability company to a corporation.

                                   ARTICLE 4.

                              DEFAULTS AND REMEDIES
                              ---------------------

Section 4.01.     EVENTS OF DEFAULT.
                  -----------------

The following constitutes an "Event of Default" with respect to the Notes:

           (a) failure to comply with any covenant or agreement contained in the Notes Escrow Documents, and such failure continues for [__] days after written notice is given to the Company by the Trustee or the holders of not less than [__]% in aggregate principal amount of the Notes then outstanding specifying the default, demanding that it be remedied and stating that such notice is a "Notice of Default."

Section 4.02.     REMEDIES.
                  --------

           Subject to Article 11 hereof, if an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of the Notes or to enforce the performance of any provision of the Notes, this Indenture or the Notes Escrow Documents.

           The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies shall be cumulative to the extent permitted by law.

Section 4.03.     WAIVER OF DEFAULTS.
                  ------------------

           The Holders of at least [___]% in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes, waive any existing Default or Event of Default, and its consequences, except a continuing Default or Event of Default (i) in the payment of the principal of the Notes and (ii) in respect of a covenant or provision which under this Indenture cannot be modified or amended without the consent of the Holder of each Note affected by such modification or amendment.

           Upon any waiver of a Default or Event of Default, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed cured for every purpose of this Indenture but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

Section 4.04.     CONTROL BY MAJORITY.
                  -------------------

           Subject to Article 11, Section 5.01, Section 5.02 and Section 5.06 hereof[, in case an Event of Default shall occur and be continuing,] the Holders of a majority in aggregate principal amount of the Notes then outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes.

Section 4.05.     LIMITATION ON SUITS.
                  -------------------

           No Holder shall have any right to institute any proceeding with respect to this Indenture, or for the appointment of a receiver or trustee, or for any remedy thereunder, unless:

           (a) such Holder has previously given to the Trustee written notice of a continuing Event of Default or the Trustee receives the notice from the Company,

           (b) Holders of at least 25% in aggregate principal amount of the Notes then outstanding have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as trustee, and

           (c) the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Notes then outstanding a direction inconsistent with such request and shall have failed to institute such proceeding within [__] days.

           The preceding limitations shall not apply to a suit instituted by a Holder for enforcement of payment of principal of, or Tax Distribution Amounts on, a Note on or after the respective due dates for such payments set forth in such Note.

           A Holder may not use this Indenture to affect, disturb or prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

Section 4.06.     RIGHTS OF HOLDERS TO RECEIVE PAYMENT.
                  ------------------------------------

           Subject to Article 11 but notwithstanding any other provision of this Indenture (including Section 4.05), the right of any Holder to receive payment of principal of the Notes held by such Holder, on or after the Maturity Date, or to bring suit for the enforcement of any such payment on or after the Maturity Date, shall not be impaired or affected without the consent of such Holder.

Section 4.07.     COLLECTION SUIT BY TRUSTEE.
                  --------------------------

           If an Event of Default occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Notes Escrow Account for the whole amount of principal of the Notes then due and owing and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 4.08.     TRUSTEE MAY FILE PROOFS OF CLAIM.
                  --------------------------------

           The Trustee shall be authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to this Indenture, the Notes or the Notes Escrow Documents and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.06 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, and any other amounts due the Trustee under Section 5.06 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, moneys, securities and any other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 4.09.     PRIORITIES.
                  ----------

           If the Trustee collects any money pursuant to this Article 4, it shall pay out the money in the following order:

           First: to the Trustee, its agents and attorneys for amounts due under
Section 5.06 hereof, including payment of all compensation, expenses and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

           Second: to Holders for amounts due and unpaid on the Notes for principal without preference or priority of any kind, according to the amounts due and payable on the Notes; and

           Third: to the Holders pro rata based on the principal amount of Notes held by such Holders or to such party as a court of competent jurisdiction shall direct.

           The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 4.09.

Section 4.10.     UNDERTAKING FOR COSTS.
                  ---------------------

           In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 4.10 shall not apply to a suit by the Trustee, a suit by the Company, a suit by a Holder pursuant to Section 4.06 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                   ARTICLE 5.

                                    TRUSTEE
                                    -------

Section 5.01.     CERTAIN DUTIES AND RESPONSIBILITIES.
                  -----------------------------------

           The Trustee need perform only those duties that are specifically set forth in this Indenture and no others. The duties and responsibilities of the Trustee shall be as provided by the TIA. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 5.02.     CERTAIN RIGHTS OF TRUSTEE.
                  -------------------------

                  Subject to the provisions of Section 5.01:

           (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

           (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request from the Company and rely upon an Officers' Certificate and/or an Opinion of Counsel;

           (d) the Trustee may consult with counsel of its selection, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

           (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

           (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

           (g) except with respect to Section 3.01, as long as the Trustee is the Paying Agent, it shall have no duty to inquire as to the performance of the Company with respect to the covenants contained in Article 3;

           (h) the rights, privileges, protections, immunities and benefits given to the Trustee, including without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

           (i) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superceded.

Section 5.03.     NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES.
                  -------------------------------------------------

           The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes.

Section 5.04.     MAY HOLD NOTES.
                  --------------

           The Trustee, any Paying Agent, any Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 5.08 and 5.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

Section 5.05.     MONEY HELD IN TRUST.
                  -------------------

           Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 5.06.     COMPENSATION AND INDEMNITY.
                  --------------------------

                  The Company agrees:

           (a) to pay or cause to be paid to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

           (b) except as otherwise expressly provided herein or in the Notes Escrow Documents, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel (including local legal counsel)), except any such expense, disbursement or advance as may be attributable to its gross negligence or willful misconduct; and

           (c) to indemnify each of the Trustee, its employees, officers, directors and agents or any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense incurred without gross negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

           As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Notes upon all property and funds held or collected by the Trustee as such.

           The Company's obligations under this Section 5.06 and any lien arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's obligations pursuant to this Indenture and/or the termination of this Indenture.

Section 5.07.     DISQUALIFICATION; CONFLICTING INTERESTS.
                  ---------------------------------------

           If the Trustee has or shall acquire a conflicting interest within the meaning of the TIA, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the TIA and this Indenture.

Section 5.08.     CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.
                  ---------------------------------------

           There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the TIA to act as such and has a combined capital and surplus of (a) at least $25,000,000 and be a member of a bank holding company that has a combined capital and surplus of at least $100,000,000 or (b) at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section 5.08, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

           This Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1), (2) and (5).

Section 5.09.     RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.
                  -------------------------------------------------

           (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 5.10. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the Trustee resigning or being removed may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee.

           (b) The Trustee may resign at any time by giving written notice thereof to the Company.

           (c) If at any time:

                      (1) the Trustee shall fail to comply with Section 5.07 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months,

                      (2) the Trustee shall cease to be eligible under Section
           5.08 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                      (3) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

           (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, the Holders representing a majority of the aggregate principal amount of the Notes shall promptly appoint a successor Trustee, who, when so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supercede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and shall have accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

           (e) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 12.02. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 5.10.     ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.
                  --------------------------------------

           Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject to its lien provided for in
Section 5.06. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

           No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 5.11.     MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.
                  -----------------------------------------------------------

           Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

Section 5.12.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.
                  -------------------------------------------------

           If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the TIA regarding the collection of claims against the Company (or any such other obligor).

Section 5.13.     APPOINTMENT OF CO-TRUSTEE.
                  -------------------------

           It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction, including particularly the law of the State of New York, denying or restricting the right of banking corporations or associations to transact business as Trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate or co-trustee. The following provisions of this
Section 5.13 are adopted to these ends.

           In the event that the Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vested in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by such separate or co-trustee.

           No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

           Should any instrument in writing be required by the separate trustee or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Company. In case any separate trustee or co-trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.

Section 5.14.     NOTICE OF DEFAULTS.
                  ------------------

           If a default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders a notice of the default or Event of Default within 90 days after it occurs. The Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders.

                                   ARTICLE 6.

                      HOLDERS' LISTS AND REPORTS BY TRUSTEE

Section 6.01.     COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.
                  ---------------------------------------------------------

           (a) The Company will furnish or cause to be furnished to the Trustee:

                      (i) semi-annually, not more than 5 Business Days after [June 30 and December 31 of the relevant calendar year], a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such date, and

                      (ii) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Registrar.

           (b) The Company will provide to the Trustee information consistent with the tax treatment of the Holders as the direct owners of the Company's entitlements with respect to the Verizon Escrow Amount as provided for in
Section 12.07 hereof, in particular the amount of interest and other income earned on the Verizon Escrow Amount and any expenses incurred in connection with the administration of the Verizon Escrow Account.

Section 6.02.     PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.
                  ------------------------------------------------------

           (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 6.01 and the names and addresses of Holders received by the Trustee in its capacity as Registrar and shall otherwise comply with TIA Section 312(a). The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

           (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the TIA.

           (c) Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the TIA.

Section 6.03.     REPORTS BY TRUSTEE.
                  ------------------

           (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the TIA at the times and in the manner provided pursuant thereto. If required by
Section 313(a) of the TIA, the Trustee shall, within sixty days after each February 15 following the date of this Indenture, deliver to Holders a brief report, dated as of such February 15, which complies with the provision of such
Section 313(a). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

           (b) A copy of each such report shall, at the time of such transmission to Holders, be mailed to the Company and each stock exchange upon which the Notes are listed in accordance with Section 313(d) of the TIA. The Company will promptly notify the Trustee when the Notes are listed on or delisted from any securities exchange.

                                   ARTICLE 7.

                             CONSOLIDATION, MERGER,
                          CONVEYANCE, TRANSFER OR LEASE

Section 7.01.     CONSOLIDATION, ETC., ONLY ON CERTAIN TERMS.
                  ------------------------------------------

           The Company will not consolidate with or merge with or into any other Person or convey, transfer or lease its properties and assets as an entirety to any Person or Persons, and the Company will not permit any of its subsidiaries to enter into any such transaction or series of transactions, if such transaction or series of transactions, in the aggregate, would result in the conveyance, transfer or lease of all or substantially all of the properties and assets of the Company and its subsidiaries on a consolidated basis to any Person, unless either (i) the Company is the surviving corporation or (ii) the Person (if other than the Company) formed by such consolidation or into which the Company or such Subsidiary is merged or the Person which acquires, by conveyance, transfer or lease, the properties and assets of the Company or such Subsidiary, as the case may be, substantially as an entirety (the "Surviving Entity") (A) shall be a corporation, partnership, limited liability company or trust organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and (B) shall expressly assume, by a supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed.

           In connection with any such consolidation, merger, conveyance, transfer or lease, the Company or the Surviving Entity shall have delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease, and if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with the requirements of this Section 7.01, and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 7.02.     SUCCESSOR SUBSTITUTED.
                  ---------------------

           Upon any transaction or series of transactions that are of the type described in, and are effected in accordance with, conditions described in
Section 7.01, the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Surviving Entity had been named as the Company herein; and when a Surviving Entity duly assumes all of the obligations and covenants of the Company pursuant to this Indenture and the Notes, except in the case of a lease, the predecessor Person shall be relieved of all such obligations.

                                   ARTICLE 8.

                        AMENDMENT, SUPPLEMENT AND WAIVER
                        --------------------------------

Section 8.01.     WITHOUT CONSENT OF HOLDERS OF NOTES.
                  -----------------------------------

           Notwithstanding Section 8.02 of this Indenture, the Company and the Trustee may amend or supplement this Indenture or the Notes without the consent of any Holder to:

           (a) cure any ambiguity, omission, defect or inconsistency;

           (b) provide for the assumption by a Surviving Entity of the obligations of the Company under this Indenture;

           (c) provide for uncertificated Notes in addition to certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code);

           (d) secure the Notes;

           (e) add to the covenants of the Company for the benefit of the Holders or to surrender any right or power conferred upon the Company;

           (f) make any other change that does not materially adversely affect the legal rights hereunder of any such Holder; or

           (g) make any change to comply with any requirement of the Commission in order to effect or maintain the qualification of this Indenture under the TIA.

Section 8.02.     WITH CONSENT OF HOLDERS OF NOTES.
                  --------------------------------

           Except as provided below in this Section 8.02, the Company and the Trustee may amend or supplement this Indenture and the Notes with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding voting as a single class or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding voting as a single class.

           Without the consent of each Holder, an amendment or waiver under this
Section 8.02 may not (with respect to any Notes held by a non-consenting
Holder):

           (a) reduce the principal of any Note; or

           (b) extend the Maturity Date of any Note.

           The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any supplemental indenture. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 120 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

           It shall not be necessary for the consent of the Holders under this
Section 8.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

           After an amendment, supplement or waiver under this Section 8.02 becomes effective, the Company shall mail to the Holder of each Note affected thereby to such Holder's address appearing in the Security Register a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver.

Section 8.03.     COMPLIANCE WITH TRUST INDENTURE ACT.
                  -----------------------------------

           Every amendment or supplement to this Indenture or the Notes shall be set forth in an amended or supplemental indenture that complies with the TIA as then in effect.

Section 8.04.     REVOCATION AND EFFECT OF CONSENTS.
                  ---------------------------------

           Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion thereof that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to its Note or portion thereof if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver shall become effective in accordance with its terms and thereafter shall bind every Holder.

Section 8.05.     NOTATION ON OR EXCHANGE OF NOTES.
                  --------------------------------

           The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate new Notes that reflect the amendment, supplement or waiver.

           Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

Section 8.06.     TRUSTEE TO SIGN AMENDMENTS, ETC.
                  -------------------------------

           The Trustee shall sign any amended or supplemental indenture authorized pursuant to this Article 8 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company may not sign an amendment or supplemental indenture until its Board of Directors (or committee serving a similar function) approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 5.02 hereof) shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture and that such amended or supplemental indenture is the legal, valid and binding obligations of the Company enforceable against it in accordance with its terms, subject to customary exceptions and that such amended or supplemental indenture complies with the provisions hereof (including Section 8.03).

                                   ARTICLE 9.

                            [COLLATERAL AND SECURITY
                            -----------------------

Section 9.01.     PLEDGE AND ASSIGNMENT AGREEMENT.
                  -------------------------------

           The due and punctual payment of the principal of the Notes, when and as the same shall be due and payable, are secured as provided in the Pledge and Assignment Agreement which the Company has entered into simultaneously with the execution of this Indenture and which is attached as Exhibit [ ] hereto. Each Holder, by its acceptance thereof, consents and agrees to the terms of the Pledge and Assignment Agreement (including, without limitation, the provisions providing for foreclosure and release of Collateral) as the same may be in effect or may be amended from time to time in accordance with its terms and authorizes and directs the Trustee to enter into the Pledge and Assignment Agreement and to perform its obligations and exercise its rights thereunder as a Secured Party in accordance therewith. The Company will do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Pledge and Assignment Agreement, to assure and confirm to the Trustee the security interest in the Collateral contemplated hereby, by the Pledge and Assignment Agreement or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Notes secured hereby, according to the intent and purposes herein expressed. The Company will take, and will cause its

Subsidiaries to take, upon request of the Trustee, any and all actions reasonably required to cause the Pledge and Assignment Agreement to create and maintain, as security for the Obligations hereunder, a valid and enforceable perfected first priority lien in and on all the Collateral, in favor of the Trustee, as Secured Party, for the benefit of the Holders, superior to and prior to the rights of all third Persons and subject to no other liens.

Section 9.02.     RECORDING AND OPINIONS.
                  ----------------------

           The Company will furnish to the Trustee on [ ] in each year beginning with [ ], an Opinion of Counsel, dated as of such date, either:

           (a) stating that, in the opinion of such counsel, action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of all supplemental indentures, financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the lien of the Pledge and Assignment Agreement and reciting with respect to the security interest in the Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given, and (B) stating that, in the opinion of such counsel, based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding 12 months fully to preserve and protect, to the extent such protection and preservation are possible by filing, the rights of the Holders and the Trustee hereunder and under the Pledge and Assignment Agreement with respect to the security interest in the Collateral; or

           (b) stating that, in the opinion of such counsel, no such action is necessary to maintain such lien and assignment.

           The Company will otherwise comply with the provisions of TIA Section 314(b).

Section 9.03.     AUTHORIZATION OF ACTIONS TO BE TAKEN BY THE TRUSTEE UNDER THE
                  -------------------------------------------------------------
                  SECURITY AGREEMENT.
                  ------------------

           Subject to the provisions of Section 5.01 and 5.02 hereof, the Trustee may, in its sole discretion and without the consent of the Holders, take, on behalf of the Holders, all actions it deems necessary or appropriate in order to:

           (a) enforce any of the terms of the Pledge and Assignment Agreement; and

           (b) collect and receive any and all amounts payable in respect of the Obligations.

           The Trustee will have power to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Pledge and Assignment Agreement or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders or of the Trustee).

Section 9.04.     AUTHORIZATION OF RECEIPT OF FUNDS BY THE TRUSTEE UNDER THE
                  ----------------------------------------------------------
                  PLEDGE AND ASSIGNMENT AGREEMENT.
                  -------------------------------

           The Trustee is authorized to receive any funds for the benefit of the Holders distributed under the Pledge and Assignment Agreement, and to make further distributions of such funds to the Holders according to the provisions of this Indenture.

Section 9.05.     TERMINATION OF SECURITY INTEREST.
                  --------------------------------

           Upon the payment in full of all Obligations of the Company under this Indenture and the Notes, the Trustee will, at the request of the Issuer, release the liens pursuant to this Indenture and the Pledge and Assignment Agreement.]

                                   ARTICLE 10.

                           SATISFACTION AND DISCHARGE

Section 10.01.    SATISFACTION AND DISCHARGE.
                  --------------------------

           This Indenture shall be discharged and shall cease to be of further effect as to all Notes issued hereunder, when either:

                      (i) all Notes that have been previously authenticated and delivered (except lost, stolen or destroyed Notes that have been replaced or paid) have been delivered to the Trustee for cancellation; or

                      (ii) all Notes that have not been previously delivered to the Trustee for cancellation, have become due and payable by their terms, and the Pledge and Assignment Agreement is in full force and effect, the Verizon Escrow Termination Date has occurred, and any and all funds in the Notes Escrow Account have been paid in accordance with Section 4.09 hereof; and

in the case of either clause (i) or (ii), the Company shall have delivered to the Trustee an Officers' Certificate and Opinion of Counsel stating that all conditions precedent relating to the satisfaction and discharge of this Indenture have been satisfied.

Section 10.02.    DEPOSITED CASH AND U.S. GOVERNMENT SECURITIES TO BE HELD IN
                  -----------------------------------------------------------
                  TRUST; OTHER MISCELLANEOUS PROVISIONS
                  -------------------------------------

           All cash and non-callable U.S. Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 10.02, the "Trustee") pursuant to
Section 10.01 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, but such cash and securities need not be segregated from other funds except to the extent required by law.

                                   ARTICLE 11.

                             NON-RECOURSE OBLIGATION
                             -----------------------

Section 11.01.    NON-RECOURSE
                  ------------

           (a) THE NOTES CONVEY TO EACH HOLDER A DIRECT BENEFICIAL INTEREST IN THE RELEASED ESCROW AMOUNT, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH AND DESCRIBED MORE FULLY IN THE PLAN. EACH HOLDER OF NOTES, BY ACCEPTING A NOTE, ACKNOWLEDGES THAT THE NOTES ARE NON-RECOURSE NOTES AND THAT A HOLDER'S SOLE RECOURSE SHALL BE LIMITED TO THE RELEASED ESCROW AMOUNT. NO HOLDER SHALL HAVE RECOURSE AGAINST (1) NEXTWAVE WIRELESS LLC OR ITS ASSETS OR ITS AFFILIATES, EXCEPT TO THE EXTENT THAT NEXTWAVE WIRELESS LLC RECEIVES ANY PORTION OF THE RELEASED ESCROW AMOUNT OR THE TAX DISTRIBUTION AMOUNT OR OTHERWISE DOES NOT COMPLY WITH ANY OF THE NOTES ESCROW DOCUMENTS, OR (2) ANY OF THE OTHER REORGANIZED DEBTORS (AS DEFINED IN THE PLAN), VERIZONWIRELESS, VZW CORP., OR ANY OF THEIR RESPECTIVE AFFILIATES, OR THE VERIZON ESCROW ACCOUNT, IN EACH CASE FOR PAYMENT OF ANY AMOUNTS UNDER THE NOTES. ANY CLAIMS UNDER THE NOTES (EXCEPT AS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE WITH RESPECT TO NEXTWAVE WIRELESS LLC) WILL ONLY BE SATISFIED OUT OF THE RELEASED ESCROW AMOUNT AND THE TAX DISTRIBUTION AMOUNT.

           (b) No past, present or future director, officer, employee, incorporator, stockholder, organizer or member of the Company shall have any liability for any Obligations under the Notes or this Indenture for any claim based on, in respect of, or by reason of, such Obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver or release may not be effective to waive or release liabilities under the federal securities laws.

Section 11.02.    ACKNOWLEDGEMENT OF VERIZONWIRELESS AND VZW CORP. SECURITY
                  ---------------------------------------------------------
                  INTEREST
                  --------

           Following the Issue Date, the Verizon Escrow Account shall remain subject to the first-priority security interest held by VerizonWireless and VZW Corp. Each Holder of Notes by accepting a Note acknowledges and affirms such security interest. To the extent the Trustee or the Holders may be deemed to have an ownership interest in the Verizon Escrow Account, the Trustee is hereby authorized to grant, on behalf of itself and the Holders, a first-priority security interest in the Verizon Escrow Account to VerizonWireless and VZW Corp.

Section 11.03.    NO RIGHTS IN VERIZON ESCROW ACCOUNT
                  -----------------------------------

           Following the Issue Date, the Company shall continue to exercise all of its rights and privileges under the Verizon Escrow Agreement, and the Holders shall have no power to exercise such rights and privileges.

                                   ARTICLE 12.

                                  MISCELLANEOUS

Section 12.01.    TRUST INDENTURE ACT CONTROLS.
                  ----------------------------

           If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the provision required by the TIA shall control.

Section 12.02.    NOTICES.
                  -------

           Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), facsimile transmission or overnight air courier guaranteeing next-day delivery, to the other's address:

                  If to the Company:

                  NextWave Wireless LLC
                  411 West Putnam Avenue
                  Greenwich, CT  06830

                  Attention:

                  Facsimile No.:

                  If to the Trustee:



                  Attention:

                  Facsimile No.:

           The Company or the Trustee, by notice to the other, may designate additional or different addresses for subsequent notices or communications.

           All notices and communications (other than those sent to the Trustee or Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if sent by facsimile transmission; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next-day delivery. All notices and communications to the Trustee or Holders shall be deemed duly given and effective only upon receipt.

           Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next-day delivery to its address shown on the Security Register. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

           If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

           If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

Section 12.03.    COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS OF NOTES.
                  -------------------------------------------------------------

           Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

Section 12.04.    CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.
                  --------------------------------------------------

           Upon any request or application by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee:

           (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

           (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

Section 12.05.    STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.
                  ---------------------------------------------

           Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA Section 314(e) and shall include:

           (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

           (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

           (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

With respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate, certificates of public officials or reports or opinions of experts.

Section 12.06.    RULES BY TRUSTEE AND AGENTS.
                  ---------------------------

                  The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 12.07.    TAX TREATMENT
                  -------------

           For Federal income tax purposes, absent a contrary determination by the Internal Revenue Service or a court of competent jurisdiction, the Notes shall be treated as evidencing a direct beneficial interest by the Holders in the Verizon Escrow Amount to which the Company is entitled pursuant to the Verizon Escrow Agreement, and the Holders shall be treated as direct owners of the Company's entitlement to the Verizon Escrow Amount (rather than the Company). The Company, the Trustee and the Holders shall report consistent therewith for tax purposes, including, to the extent permitted by applicable law, for state and local income tax purposes.

Section 12.08.    GOVERNING LAW.
                  -------------

           THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE NOTES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 12.09.    NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.
                  ---------------------------------------------

           This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 12.10.    SUCCESSORS.
                  ----------

           All covenants and agreements of the Company in this Indenture and the Notes shall bind its successors. All covenants and agreements of the Trustee in this Indenture shall bind its successors.

Section 12.11.    SEVERABILITY.
                  ------------

           In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 12.12.    COUNTERPART ORIGINALS.
                  ---------------------

           The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 12.13.    TABLE OF CONTENTS, HEADINGS, ETC.
                  --------------------------------

           The Table of Contents, Cross-Reference Table and Headings in this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                         [Signatures on following page]

                                   SIGNATURES


Dated as of ___________, 2005

                                   COMPANY:

                                   NEXTWAVE WIRELESS LLC


                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                   TRUSTEE:


                                   [_____________________________]


                                   By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT A
================================================================================

                                 (Face of Note)



                           NON-RECOURSE SECURED NOTES




NO. _____                                                         $_____________
                              NEXTWAVE WIRELESS LLC

promises to pay to [______________] or registered assigns, the principal sum of _________________ Dollars ($______________) on
[______________________________________].

Dated:  ______________, 20[    ].

           IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officer.



                                           NEXTWAVE WIRELESS LLC


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:






This is one of the [Global] Notes referred to in the within-mentioned Indenture:

[____________________________],
as Trustee

By:
    Authorized Signatory

Dated _____________, 20__

                              (Back of Note)

                           NON-RECOURSE SECURED NOTES

[INSERT THE GLOBAL NOTE LEGEND, IF APPLICABLE PURSUANT TO THE TERMS OF THE INDENTURE]

           Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

           1. METHOD OF PAYMENT. The Notes shall be payable as to principal only at the office or agency of the Company maintained for such purpose.

           2. PAYING AGENT AND REGISTRAR. Initially, [________________], the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. Neither the Company nor any of its Subsidiaries shall act in any such capacity.

           3. INDENTURE. The Company issued the Notes under an Indenture dated as of [ ], 2005 ("Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

           4. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $[1,000] and integral multiples of $[1,000]. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

           5. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

           6. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Company and the Trustee may amend or supplement the Indenture or the Notes with the consent of the Holders of a majority in principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to cure any ambiguity, omission, defect or inconsistency, to provide for the assumption by a successor corporation, partnership or limited liability company of the obligations of the Company under the Indenture, to provide for uncertificated Notes in addition to certificated Notes, to secure the Notes, to add to the covenants of the Company for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Company, to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not materially adversely affect the legal rights under the Indenture of any such Holder, to make any change to comply with any requirement of the Commission in order to effect or maintain the qualification of the Indenture under the TIA.

           7. TRUSTEE DEALINGS WITH COMPANY. Subject to certain limitations, the Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any affiliate of the Company with the same rights it would have if it were not the Trustee.

           8. NON-RECOURSE.

           THE NOTES CONVEY TO EACH HOLDER A DIRECT BENEFICIAL INTEREST IN THE RELEASED ESCROW AMOUNT, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH AND DESCRIBED MORE FULLY IN THE PLAN. EACH HOLDER OF NOTES, BY ACCEPTING A NOTE, ACKNOWLEDGES THAT THE NOTES ARE NON-RECOURSE NOTES AND THAT A HOLDER'S SOLE RECOURSE SHALL BE LIMITED TO THE RELEASED ESCROW AMOUNT. NO HOLDER SHALL HAVE

RECOURSE AGAINST (1) NEXTWAVE WIRELESS LLC OR ITS ASSETS OR ITS AFFILIATES, EXCEPT TO THE EXTENT THAT NEXTWAVE WIRELESS LLC RECEIVES ANY PORTION OF THE RELEASED ESCROW AMOUNT OR THE TAX DISTRIBUTION AMOUNT OR OTHERWISE DOES NOT COMPLY WITH ANY OF THE NOTES ESCROW DOCUMENTS, OR (2) ANY OF THE OTHER REORGANIZED DEBTORS (AS DEFINED IN THE PLAN), VERIZONWIRELESS, VZW CORP., OR ANY OF THEIR RESPECTIVE AFFILIATES, OR THE VERIZON ESCROW ACCOUNT, IN EACH CASE FOR PAYMENT OF ANY AMOUNTS UNDER THE NOTES. ANY CLAIMS UNDER THE NOTES (EXCEPT AS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE WITH RESPECT TO NEXTWAVE WIRELESS LLC) WILL ONLY BE SATISFIED OUT OF THE RELEASED ESCROW AMOUNT AND THE TAX DISTRIBUTION AMOUNT.

           No past, present or future director, officer, employee, incorporator, stockholder, organizer or member of the Company, shall have any liability for any obligations of the Company under the Indenture, the Notes or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability.

           9. MANDATORY REDEMPTION. [Additional language to be provided by amendment].

           10. TAX TREATMENT. For Federal income tax purposes, absent a contrary determination by the Internal Revenue Service or a court of competent jurisdiction, the Notes shall be treated as evidencing a direct beneficial interest by the Holders in the Verizon Escrow Amount to which the Company is entitled pursuant to the Verizon Escrow Agreement, and the Holders shall be treated as direct owners of the Company's entitlement to the Verizon Escrow Amount (rather than the Company). The Company, the Trustee and the Holders shall report consistent therewith for tax purposes, including, to the extent permitted by applicable law, for state and local income tax purposes.

           10. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

           11. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

           12. GOVERNING LAW. The internal law of the State of New York shall govern and be used to construe this Note without giving effect to applicable principals of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.



           The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                              NextWave Wireless LLC
                             411 West Putnam Avenue
                               Greenwich, CT 06830

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:


(I) or (we) assign and transfer this Note to




--------------------------------------------------------------------------------
            (Insert assignee's social security or other tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------


Date: ______________
                                    Your Signature:_____________________________
                                    (Sign exactly as your name appears
                                    on the face of this Note)

                                    Signature Guarantee:________________________

              SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

           The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:


                                                                           Principal Amount
                                Amount of                                 of this Global Note       Signature of
                               decrease in         Amount of increase       following such      authorized signatory
                            Principal Amount      in Principal Amount        decrease (or           of Trustee or
    Date of Exchange       of this Global Note    of this Global Note          increase)           Note Custodian
    ----------------       -------------------    -------------------          ---------           --------------







                              CROSS-REFERENCE TABLE





TIA SECTION                                                     INDENTURE
REFERENCE                                                        SECTION

310(a)(1)....................................................     5.08
(a)(2).......................................................     5.08
(a)(3).......................................................     5.13
(a)(4).......................................................     N.A.
(a)(5).......................................................     5.08
(b)..........................................................     5.07
(c)..........................................................     N.A.
311(a).......................................................     5.12
(b)..........................................................     5.12
(c)..........................................................     N.A
312(a).......................................................     6.02
(b)..........................................................     6.02; 12.03
(c)..........................................................     12.03
313(a).......................................................     6.03
(b)..........................................................     N.A.
(c)..........................................................     6.03
(d)..........................................................     6.03
314(a).......................................................     3.06
(b)..........................................................     9.02
(c)(1) and (2)...............................................     10.01; 12.04
(c)(3).......................................................     N.A.
(d)..........................................................     N.A.
(e)..........................................................     12.04
315(a).......................................................     5.01; 5.02
(b)..........................................................     5.14
(c)..........................................................     5.01
(d)..........................................................     5.01
(e)..........................................................     4.10
3.16(a)(1)(A)................................................     4.04
3.16(a)(1)(B) ...............................................     4.03
(a)(2) ......................................................     N.A.
(b)..........................................................     4.06
(c) .........................................................     2.12
317(a)(1)....................................................     4.07
(a)(2) ......................................................     4.08
(b)..........................................................     2.04
318(a).......................................................     12.01

N.A. means Not Applicable.

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.